Exhibit 10.1

AGREEMENT ON KEY TERMS (“TERM SHEET”)

Tri-Party Joint Venture Implemented Through a Limited Liability Company

The undersigned Parties by their signature below indicate their agreement to the terms set forth below for purposes of entering into a definitive agreement covering the relationships and transactions contemplated in this Term Sheet and other customary terms.

I. Parties:                      MagneGas Corporation (“MNGA”), XX (Australia) (“XX”) and XX (“XX”) (provided that any of the parties may assign their rights herein to a wholly-owned affiliate)

II. Purpose:                   World Wide Commercialization of MagneGas or other alternative fuel Co-Combustion with Coal and Coal By-Products greater than 5 MW (the “JV Process”), in the Electric Power Plant Industry (as defined below) via a 3-party joint venture.

III. JV Ownership and

Capitalization:

o	JV shall be implemented through creation of new Delaware Limited Liability Company (“NEWCO”).
o	XX ownership of NEWCO by each party as described herein (no restrictions relating to initial capital contribution or other condition)
o
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o	No up-front payments to any Members (except to the extent required through a License Agreement, and only if necessary to comply with legal requirements of enforceability).
o	Funds distributed as earned after payment of all NewCo expenses, subject to unanimous approval of Managers, PROVIDED THAT Newco shall make mandatory minimum distributions to Members in amounts equal to estimated applicable federal taxes on NewCo income imputed to the Members.
o	XX to have sole responsibility for and shall cover all costs of Verification; thereafter all NewCo expenses shall be borne by the Members on a pro rata basis from NewCo revenue (as stated below)

o	It is expected that XX (“XX”) will pay the expected cost of Validation ($1,000,000.00), but if XX demands unrealistic return for such cost of Validation, the Members may consider other options, including but not limited to going through another similar independent agency recognized for such Process Validation, or effecting a Capital Call (in the absence of other preferred financing). In the event a Capital Call is required, MNGA may cover XX’s and XX’s portions at 20% interest per annum, payable solely from NewCo distributions.
o	NewCo will cover all NewCo expenses , thereby each Member is sharing equally in such expense, to the extent NewCo revenues are available for such expenses. When additional cash is required for expenses, Managers will decide whether third party financing is available or a capital call is required, subject to the requisite Manager and/or Member approval.
o	New capital/investors (subject to Member approval) will dilute existing Members equally, on pro rata basis,
o	NewCo will own data results of Verification and Validation.
o	No recovery of prior costs/expenses of each Member.
o	NewCo will pay for the cost of Magnegas fuel plus freight after Verification is achieved.

IV. Intellectual Property:

o	MNGA and XX maintain current IP Rights but grant an exclusive license to NewCo for the JV Process for use solely in the Electric Power Plant Industry (for clarification, all IP rights revert to patentholders/ licensors in the event of dissolution of NewCo).
o	Any future IP developed by NewCo for the JV Process in the Electric Power Plant Industry (e.g. patentable improvements, etc.) will be owned by NewCo, but similar improvements with other applications in XX’s and MNGA’s respective industries to be patentable by each of them, respectively.
o	Royalties to Patent Holders (MNGA and XX) to be provided in Licensing Agreement, but to reflect annual fee estimated to cover costs of ongoing development and maintenance of patents, with annual true-up to match actual costs.
o	Upon NewCo attainment of a revenue stream or funding in excess of funds required to achieve Validation, NewCo shall pay for Costs of IP litigation affecting NewCo technology or patents licensed to NewCo. NewCo to maintain reserve account for this purpose. MNGA or XX, as the case may be, shall lead such IP litigation, subject to consultation with NewCo.
o	All revenue received through IP licensed to NewCo will go through NewCo and pooled for benefit of all Members pursuant to Operating Agreement provisions XXXXXX XXX XXX XXXXXX XXX XXX XXXXXX XXX XXX XXXXXX XXX XXX XXXXXX XXX XXX XXXXXX XXX XXX XXXXXX XXX XXX XXX XXX XXX XXX
o	New NDAs to be signed by all parties in connection with NewCo formation; Operating Agreement shall include confidentiality provisions to avoid separate agreement.
o	Notwithstanding any provision herein regarding MNGA’s patent rights, NewCo and each NewCo Member (including their respective employees or agents) shall have the non-exclusive right to address and assist with the design and engineering of MagneGas Recyclers suitable for the JV Process, provided that any new intellectual property resulting from such activity, or improvements, whether or not patentable, are assigned to or owned by MNGA. MNGA may elect to subcontract the manufacture of such Recyclers to a party that offers more efficient production.
o	XX and MNGA shall sell all proprietary equipment necessary for the JV Process NewCo at a negotiated mark-up of no greater than XX above the direct cost to MNGA or XX, respectively,

V. Governance:

o	NewCo to be Manager- managed by a Board of Managers (Delaware) comprised of 7 Managers: 2 designated by each Member upon formation of NewCo, and 1 “independent” Manager to be elected at a later date by the Managers. It is the parties’ intent that the 7th Manager be either a CEO hired full-time for NewCo or an independent executive with a suitable skill set approved by the Members.
o	Unanimous Vote Required for:
1.	Addition of new Members and resulting dilution of any current Member’s interest
2.	Compensation, hiring and firing of direct-reports to the Board (e.g. CEO, CFO)
3.	Change in number of Manager (Board) seats and election of 7th Manager
4.	Issuance/transfer/sale of any ownership interest of a Member unless complies with process to be delineated in Operating Agreement (right of first refusal on terms matching those brought to the Board by Member seeking to sell, with verified third-party offer)
5.	Filing of new patents by NewCo
6.	Incurrence of Bank or Commercial Financing Debt, or issuance of Debt Instrument (Bond or other debenture) in excess of $100,000
7.	Annual budget and deviation therefrom (budget to include limits on expenditures and incurrence of liabilities/obligations for future expenses)
8.	Profit distributions (except for mandatory distributions required for payment of NewCo taxes on income imputed to Members)

9.	Capital Calls.
10.	Dissolution of NewCo
11.	Any intercompany sub-agreements affecting this joint venture.
12.	Any restructuring of the Company’s state of residence, or the selection of a forum or residence for tax purposes for any of its operating subsidiaries.

13. Any changes to the voting requirement necessary to adopt any of the foregoing items (1-12 above).

VI. License Fees

o	To be covered in License Agreements from XX and MNGA to NewCo
o	License Fees to commence upon NewCo achieving a revenue stream or funding in excess of funds required to achieve Validation
o	License Fees to be structured so that each Licensor recovers costs of IP development and maintenance PLUS nominal amount that may be legally adequate to enforce patent in its jurisdiction ($100 or less per year)
o	Any license fees from patents developed by or assigned to NewCo (e.g. for improvements to JV Process) shall be retained by NewCo and distributed through the process of profit distribution to Members as outlined in Operating Agreement (pro rata to the Members except as specified in this term sheet for Abatement)

VII. Operating Agreement Dispute Resolution Process:

o	Arbitration or mediation process aiming for best practice to be outlined in Operating Agreement to resolve Board deadlocks or Member disputes

VIII. Term & Termination

o	Term will be subject to established goals/milestones:
1.	If Verification is not attained by 12/31/15, NewCo shall be terminated unless Members elect to extend term by unanimous consent;
2.	If Validation or a significant commercial sale (not less than $1,000,000) is not attained by 12/31/16, NewCo shall be terminated unless Members elect to extend term by unanimous consent;

3.	Upon attainment of both above benchmarked performance criteria by the requisite dates, the NewCo term shall be indefinite, until Members unanimously agree to dissolve.

IX. Philosophy, policy, goals and miscellaneous:

o	Parties will respect each other, each other’s property rights, each other’s respective technology and proprietary information.
o	Parties are jointly driven by environmental and social goals, although success may be measured in terms of financial results.
o	New NDAs and Non-Circumvention provisions to be signed by all parties (to be included in Operating Agreement)
o	Operating Agreement containing provisions covering the foregoing and other provisions deemed standard or necessary under Delaware law.
o	XX to have authority and responsibility for Verification (including costs), plus oversight of Validation (excluding costs); other responsibilities and/or roles of MGNA or XX to be defined, with overall goal of joint cooperation by all parties in furtherance of MGNA patent protection in India and in any other territory where NewCo might not otherwise be able to expand into due to patent right issues.
o	Independent Auditing firm to be selected by joint approval of the Members
o	Existing “SES”-related documentation between or among the parties hereto shall be terminated and deemed superseded in all respects by the joint venture contemplated hereby. The parties hereby release and hold each other harmless from any obligations, damages, causes of action or other claims arising from or relating to any prior agreements between any of them through the date hereof. referenced SES-referenced
o	Any equipment or systems sourced to NewCo from any of its Members (or controlled affiliates of such Members) shall be on reasonable commercial terms.
o	NewCo to obtain and maintain adequate insurance to include, but not be limited to: product s liability, D&O, General Liability, Errors & Omissions and other coverage standard for its industry.
o	To the extent this term sheet is subject to disclosure or publication due to SEC or Nasdaq obligations of MNGA, it shall be redacted to remove the names of XX and XX and any other information proprietary to them, respectively, which they may request be redacted from any such public disclosure.
o	The parties agree that XX may continue to pursue discussions with current contacts that may lead to other opportunities for the benefit of NewCo, which may or may not be related to the projects and contacts listed on Exhibit A.
o	In the event of a dispute as to the terms contained in this Term Sheet and the enforcement of same, the parties agree to mediate such dispute prior to instituting any litigation. Venue for any litigation relating to this Term Sheet or its enforcement shall lie exclusively in the state or federal courts of Florida, US, each party waiving their right to any other venue.

X. Certain Definitions: As used in this Term Sheet, the following defined terms shall have the meanings ascribed below:

a. Abatement Revenue shall mean revenue to NewCo resulting from Abatement, as that term is described in Kyoto Protocol, as recognized by the members of this treaty and, in particular, of Australia.

b. Electric Power Plant Industry shall mean any business engaging in the production of electric power through the firing of coal and commercial supply thereof to third party customers (for clarification, this shall not include businesses which produce electric power for their own consumption and then sell surplus energy to third parties). There shall be a specific exclusion of projects with potential customers of XX which have signed Confidentiality Agreements with XX as of the date of this term sheet, such projects to be listed on Exhibit A attached hereto, and provided that such customers enter into definitive contracts for such projects with XX by no later than December 31, 2015. Exhibit A shall be confidential and excluded from any public filings of any party hereto.

c. Verification shall mean the “Process Verification” by XX or another similar independent agency recognized for such Process Verfication, which consists of completion of proof-of-concept demonstrations, analysis and documentation of performance and development of detailed process models for purposes of evaluating whether or not a product, service or system complies with a regulation, requirement, specification or imposed condition. The Verification shall be evidenced by a certificate to that effect issued by the Process Verification agency.

d. Validation shall mean the “Process Validation” by XX or another similar independent agency recognized for such Process Validation, which consists of identification and qualification of candidate Carbon Dioxide reduction process applications (including technical and economic feasibility studies), design, build and test pilot plant scale process for purposes of assuring that a product, service or system meets the needs of the customer and other identified stakeholders. The Validation shall be evidenced by a certificate to that effect issued by the Process Validation agency.

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IN WITNESS WHEREOF, the Members have executed this Agreement as of this 20th day of March, 2015.

MEMBERS:

MNGA:

MagneGas Corporation

By:_________________________________

Title:________________________________

By:_________________________________

Title:________________________________

XX:

XX

By:_________________________________

Title:________________________________

XX:

XX

By:_________________________________

Title:________________________________

CONFIDENTIAL

Exhibit A

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